                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 1, 2000



                                 S1 CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)



                  DELAWARE                                    000-24931                         58-2395199
--------------------------------------------       -----------------------------        ---------------------------
        (State or other jurisdiction                         (Commission                       (IRS Employer
              of incorporation)                             File Number)                    Identification No.)



           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
           -----------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------



                                 NOT APPLICABLE
    ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS.

        On December 1, 2000, S1 Corporation issued a press release announcing that it had reached an agreement to merge its wholly owned subsidiary, VerticalOne Corporation, with a subsidiary of Yodlee, Inc. in a stock-for-stock exchange. The transaction is subject to any required regulatory filings and notices, as well as customary closing conditions.

        A copy of the press release is attached as Exhibit 99.1.



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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.



(a)  Not applicable.


(b)  Not applicable.



(c)  Exhibits.



     Exhibit
     No.               Description
     ---               -----------
    99.1               Press Release dated December 1, 2000.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    S1 CORPORATION
                                    --------------
                                    (Registrant)



                                    /s/ Robert F. Stockwell
                                    --------------------------------
                                    Robert F. Stockwell
                                    Chief Financial Officer




Date: December 1, 2000




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                                  EXHIBIT INDEX



         Exhibit
         No.               Description
         --                -----------
         99.1              Press Release dated December 1, 2000.